UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2015 (October 8, 2015)
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”) on October 8, 2015 (the “Original Form 8-K”), on October 8, 2015, Vanguard completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of May 21, 2015 (the “Merger Agreement”), by and among Vanguard, Talon Merger Sub, LLC, a wholly owned indirect subsidiary of Vanguard (“Merger Sub”), Eagle Rock Energy Partners, L.P. (“Eagle Rock”) and Eagle Rock Energy GP, L.P. (“Eagle Rock GP”). Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Eagle Rock with Eagle Rock continuing as the surviving entity and as a wholly owned indirect subsidiary of Vanguard (the “Merger”).

The Merger was completed following (i) approval by holders of a majority of the outstanding common units representing limited partner interests in Eagle Rock (“Eagle Rock Common Units”), at a special meeting of Eagle Rock unitholders on October 5, 2015, of the Merger Agreement and the Merger and (ii) approval by Vanguard unitholders, at Vanguard’s 2015 Annual Meeting of unitholders, of the issuance of common units representing limited liability company interests in Vanguard (“Vanguard Common Units”) to be issued as merger consideration to the holders of Eagle Rock Common Units in connection with the Merger. As a result of the Merger, each outstanding Eagle Rock Common Unit was converted into the right to receive 0.185 newly issued Vanguard Common Units or, in the case of fractional Vanguard Common Units, cash.

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original Form 8-K to provide the required audited and unaudited financial statements of Eagle Rock.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of Eagle Rock as of December 31, 2014 and 2013 and the annual consolidated statement of operations, consolidated statements of comprehensive income, consolidated statements of members’ equity, and consolidated statements of cash flows of Eagle Rock for each of the years ended December 31, 2014, 2013 and 2012, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 2, 2015 relating to Eagle Rock’s financial statements described above, is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The unaudited condensed consolidated balance sheets of Eagle Rock as of June 30, 2015 and December 31, 2014, the unaudited condensed consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2015 and 2014, the unaudited condensed consolidated statement of members’ equity for the six months ended June 30, 2015, the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2015 and 2014, and the notes related thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.
The financial statements of Eagle Rock attached hereto as Exhibit 99.1 and Exhibit 99.3 are identical to the financial statements of Eagle Rock incorporated by reference into Vanguard’s Registration Statement on Form S-4 (File No. 333-204982) filed with the SEC on August 31, 2015.

(b) Pro Forma Financial Information.
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K/A within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of KPMG LLP
Exhibit 23.2	Consent of Cawley, Gillespie & Associates, Inc.
Exhibit 99.1
The audited consolidated balance sheets of Eagle Rock Energy Partners, L.P. as of December 31, 2014 and 2013, and the annual consolidated statement of operations, consolidated statements of comprehensive income, consolidated statements of members’ equity, and consolidated statements of cash flows of Eagle Rock Energy Partners, L.P. for each of the years ended December 31, 2014, 2013 and 2012, and the notes related thereto

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 2, 2015, relating to those Eagle Rock Energy Partners, L.P. financial statements described in Exhibit 99.1
Exhibit 99.3
The unaudited condensed consolidated balance sheets of Eagle Rock Energy Partners, L.P. as of June 30, 2015 and December 31, 2014, the unaudited condensed consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2015 and 2014, the unaudited condensed consolidated statement of members’ equity for the six months ended June 30, 2015, the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2015 and 2014, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: October 9, 2015	By:	/s/ Richard A. Robert
		Name:	Richard A. Robert
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of KPMG LLP
Exhibit 23.2	Consent of Cawley, Gillespie & Associates, Inc.
Exhibit 99.1
The audited consolidated balance sheets of Eagle Rock Energy Partners, L.P. as of December 31, 2014 and 2013, and the annual consolidated statement of operations, consolidated statements of comprehensive income, consolidated statements of members’ equity, and consolidated statements of cash flows of Eagle Rock Energy Partners, L.P. for each of the years ended December 31, 2014, 2013 and 2012, and the notes related thereto

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated March 2, 2015, relating to those Eagle Rock Energy Partners, L.P. financial statements described in Exhibit 99.1
Exhibit 99.3
The unaudited condensed consolidated balance sheets of Eagle Rock Energy Partners, L.P. as of June 30, 2015 and December 31, 2014, the unaudited condensed consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2015 and 2014, the unaudited condensed consolidated statement of members’ equity for the six months ended June 30, 2015, the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2015 and 2014, and the notes related thereto